=================================================================


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                   ==========================

                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event reported): May 20, 1996


               PORTER MCLEOD NATIONAL RETAIL, INC.
         (Name of Small Business Issuer in its Charter)

     Delaware                   0-21998         84-1195628
(State or other               (Commission       (I.R.S. Employer
jurisdiction of incorporation  File Number)      Identification Number)
or organization)



        5895 East Evans Avenue, Denver, Colorado     80222
          (Address of principal executive offices) (Zip Code)


          Registrant's telephone number, (303) 756-2227

=================================================================

                 This Document Contains 7 Pages
             The Exhibit Index is Located on Page 4
ITEM 5.   OTHER ITEMS


Porter McLeod National Retail, Inc. (the "Company") has been granted temporary exceptions by the Nasdaq Stock Marketsm with respect to the Market's $1.00 minimum bid price and $2,000,000 total assets listing maintenance requirements. The granting of the exceptions was conditioned upon the issuance of a press release by the Company on or before May 20, 1996 pertaining to the granting of the exceptions; and the filing by the Company with the Commission, on or before May 31, 1996, of a balance sheet not older than 45 days, and a corresponding statement of operations, evidencing the Company's compliance with the $2,000,000 total assets listing maintenance requirement of the Nasdaq Small Cap Marketsm and all other requirements for continued listing on said Market. The requisite press release was disseminated on May 17, 1996.

The Company's unaudited balance sheet at April 30, 1996 and a corresponding statement of the Company's operations and retained earnings (deficit) for the four months ended April 30, 1996 are annexed hereto as Exhibits.

Commencing May 20, 1996, the Company's common stock began trading on the Nasdaq SmallCap Marketsm under the symbol PMNRC. Upon filing of this Report with The Nasdaq Stock Marketsm, trading in the Company's common stock will recommence under the symbol PNMR.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired - none
     (b)  Pro forma financial information - none
     (c)  Exhibits

The following exhibits are annexed to this Report:

 Number                         Description

27 Financial Data Schedule (submitted electronically to the Commission for information only, and not included in any other filing of this Report)

99.1         Unaudited Balance Sheet at April 30, 1996

99.2         Unaudited  statement  of  operations  and  retained
             earnings  (deficit)  for  the  four  months   ended
             April 30, 1996.

                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 21, 1996


                              PORTER MCLEOD NATIONAL RETAIL, INC.


                              By:
                                    Joseph R. McLeod, President
                                 PORTER MCLEOD NATIONAL RETAIL, INC.


                        Index to Exhibits


 Number                         Description

27 Financial Data Schedule (submitted electronically to the Commission for information only, and not included in any other filing of this Report)

99.1         Unaudited Balance Sheet at April 30, 1996

99.2         Unaudited  statement  of  operations  and  retained
             earnings  (deficit)  for  the  four  months   ended
             April 30, 1996.


Exhibit 99.1


               Porter McLeod National Retail, Inc.
                          Balance Sheet
                                                 April 30,
                                                    1996
                                                 (UNAUDITED)
Assets
Current Assets
     Cash and cash equivalents                    $    380,785
     Accounts receivable                               776,052
        less allowance for doubtful accounts           (20,000)
     Retainage receivable                                5,323
     Costs and estimated earnings in excess
        of billings                                     46,090
     Prepaid expense and other assets                   61,334
          Total current assets                       1,249,584

Property and equipment
     Office furniture and equipment                     21,278
     Leasehold improvements                             34,634
                                                        55,912
     Less accumulated depreciation                     (23,857)
          Total property and equipment                  32,055

Other assets
     Note receivable from affiliate                    677,126
     Advances to affiliates                             58,423
     Other assets                                        3,049
          Total other assets                           738,598
Total Assets                                        $2,020,237

               Liabilities and Stockholders Equity
Current liabilities
     Accounts payable and accrued expenses        $    568,824
     Billings in excess of costs and estimated
          earnings on uncompleted contracts             26,553
          Total current liabilities                    595,377

Stockholders equity
     Preferred stock, $.001 par value, authorized -
        100,000 shares-no shares issued and outstanding     --
     Common stock, $.0001 par value,
       authorized -   3,000,000 shares
       issued and outstanding:   1,970,666 shares          197
     Additional paid-in capital                      3,931,116
     Accumulated deficit                            (2,470,832)
     Consulting agreement                              (35,621)
          Total stockholders equity                  1,424,860
Total liabilities and stockholders equity           $2,020,237

Exhibit 99.2


        Porter McLeod National Retail, Inc.
     Statement of Operations and Retained Earnings (Deficit)
                           (Unaudited)
                                    For the Four Months Ended
                                         April 30, 1996


Contract income                              $1,214,485
Contract costs                                1,019,126
          Gross Profit                          195,359

General and administrative expenses             312,929

          Income (loss) from operations        (117,570)

Other income (expense):
     Interest income                             20,937
     Other expense                                    0
          Total other income (expense)           20,937

Net income (loss) before income taxes           (96,633)

Income tax benefit (expense)                          0


Net income (loss)                            $ ( 96,633)

Retained earnings (Deficit):
     Beginning of period                     (2,374,199)

     End of period                          $(2,470,832)


Exhibit 27
           Porter Mcleod National Retail, Inc.
           Financial Data Schedule
           For the Four Months Ended April 30, 1996